EXHIBIT 99.1

BDO Siedman, LLP
Accounts and Consultants
1900 Avenue of the Stars, 11th Floor
Los Angeles, California 90067
Telephone: (310) 557-0300
Fax: (310) 557-1777


January 21, 2005


Mr. Richard Wade, CEO and President
Vertical Computer Systems, Inc.
201 Main Street, Suite 1175
Fort Worth, TX 78701

Dear Mr. Wade:

This is to confirm that the client-auditor relationship between Vertical Computer Systems, Inc. (Commission File Number 0-28685) and BDO Seidman has ceased.

Sincerely,


/s/ BDO Seidman, LLP
BDO Seidman, LLP

cc:      Office of the Chief Accountant
         SECPS Letter File
         Securities and Exchange Commission
         Mail Stop 11-3
         450 Fifth Street, NW
         Washington, D.C. 20549

         Lisa Troe (via facsimile)
         Securities and Exchange Commission
         Los Angeles Officer
         323-965-3815


                                 EXHIBIT 99.1-1